SECURITIES AND EXCHANGE COMMISSION

                                Washington, D.C.



                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 14, 2005



                                   AAON, INC.
                                   ----------
             (Exact name of registrant as specified in its charter)



           Nevada                       0-18953                  87-0448736
           ------                       -------                  ----------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)

                     2425 South Yukon, Tulsa, Oklahoma 74107
                     ---------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (918) 583-2266

Item 2.02. Results of Operations and Financial Condition.

                  On February 14, 2005, Registrant issued a press release concerning its results of operations for the three months and year ended December 31, 2004, and its financial condition at December 31, 2004.

Item 9.01  Financial Statements and Exhibits.

                  A copy of Registrant's February 14, 2005, press release is attached as Exhibit "A" hereto.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AAON, INC.


Date:  February 14, 2005           By:  /s/ John B. Johnson, Jr.
                                        -------------------------------------
                                            John B. Johnson, Jr., Secretary


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

                                   EXHIBIT "A"

NEWS BULLETIN
FOR IMMEDIATE RELEASE
February 14, 2005

                                   AAON, Inc.
                  2425 South Yukon Ave. o Tulsa, OK 74107-2728
                  o Ph: (918) 583-2266 o Fax: (918) 583-6094 o
                             o http://www.aaon.com o
                  ---------------------------------------------
                            For Further Information:
          Jerry R. Levine o Phone: (914) 244-0292 o Fax: (914) 244-0295
                      Email: jerry.levine@worldnet.att.net
--------------------------------------------------------------------------------

                       AAON REPORTS 2004 OPERATING RESULTS

Tulsa, OK, February 14, 2005 - AAON, Inc. (NASDAQ-AAON) today announced its operating results for the year 2004. Sales increased 16% to $173.3 million from $148.9 million in 2003, whereas net income decreased 47% to $7.5 million compared to $14.2 million in the previous year.

Sales in the fourth quarter of 2004 increased to $45.0 million from $37.8 million in 2003, and net income for the quarter declined to $2.1 million compared to $3.7 million in 2003.

Earnings per share for 2004 were $0.58 compared to $1.07 in 2003. Earnings for the fourth quarter of 2004 were $0.16 per share compared to $0.29 per share in the previous year. Per share earnings are on a diluted basis.

Norman H. Asbjornson, AAON's President/CEO, stated that, "The decrease in 2004 earnings was caused by a number of factors, including startup costs involved with a new coil project in the first and second quarters, closings of the Company's Tulsa plant for four days during the second quarter due to computer and electrical outages, as well as second quarter equipment failures at the Company's Longview, Texas plant, which reduced coil production needed by the Tulsa facility, and a 2004 loss of approximately $900,000 generated by AAON Canada Inc., all of which should be non-recurring, but further, and most importantly, unprecedented increases in material costs greatly in excess of product price increases."

Mr. Asbjornson continued by saying, "While we project even greater sales in 2005, we cannot predict the level of expected earnings due to a number of factors, including the prospect of continued high material costs."

AAON, Inc. is a manufacturer of air-conditioning and heating equipment consisting of rooftop units, chillers, air-handling units, make-up air units, heat recovery units, condensing units and coils. Its products serve the new construction and replacement markets. The Company has successfully gained market share by offering the customer value, quality, function, serviceability and efficiency.

Certain statements in this news release may be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933. Statements regarding future prospects and developments are based upon current expectations and involve certain risks and uncertainties that could cause actual results and developments to differ materially from the forward-looking statements.


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

                                   AAON, Inc.
                      Consolidated Statements of Operations
                                   (unaudited)
                                                    Three Months Ended                            Twelve Months Ended
                                           Dec. 31, 2004          Dec. 31, 2003           Dec. 31, 2004         Dec. 31, 2003
                                          -------------------------------------------------------------------------------------
                                                            (In thousands, except share and per share data)

Net sales                                    $   45,021             $   37,764              $  173,267            $  148,845

Cost of sales                                    37,711                 28,532                 145,807               112,596
                                          ----------------       ----------------        -----------------     ----------------
      Gross profit                                7,310                  9,232                  27,460                36,249

Selling, general and
    administrative expenses                       4,051                  4,340                  15,214                14,909
                                          ----------------       ----------------        -----------------     ----------------
     Income from operations                       3,259                  4,892                  12,246                21,340

Interest expense                                      3                      -                      38                    21

Interest income                                      (9)                   (87)                   (183)                 (346)

Other expense (income)                                -                    (21)                     12                  (188)
                                          ----------------       ----------------        -----------------     ----------------
Income before income taxes                        3,265                  5,000                  12,379                21,853

Income tax provision                              1,179                  1,260                   4,858                 7,626
                                          ----------------       ----------------        -----------------     ----------------
     Net income                              $    2,086             $    3,740              $    7,521            $   14,227
                                          ================       ================        =================     ================

Earnings Per Share:
   Basic                                     $     0.17             $     0.30              $     0.60            $     1.12
                                          ================       ================        =================     ================
   Diluted                                   $     0.16             $     0.29              $     0.58            $     1.07
                                          ================       ================        =================     ================

Weighted Average Shares Outstanding:
   Basic                                         12,382                 12,536                  12,435                12,685
                                          ================       ================        =================     ================
   Diluted                                       12,831                 12,897                  12,923                13,251
                                          ================       ================        =================     ================


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

                                   AAON, Inc.
                           Consolidated Balance Sheets
                                   (unaudited)
                                                                      December 31,                     December 31,
                                                                           2004                            2003
                                                                 ---------------------------------------------------------
                                                                     (In thousands, except share and per share data)

     ASSETS
     CURRENT ASSETS
          Cash and cash equivalents                                  $        994                     $       6,186
          Certificate of deposit                                            3,000                            10,000
          Accounts receivable, net                                         27,121                            22,553
          Inventories, net                                                 20,868                            19,711
          Prepaid expenses                                                    478                             2,653
          Deferred income tax                                               3,537                             3,532
                                                                 ------------------------         ------------------------
     Total current assets                                                  55,998                            64,635
                                                                 ------------------------         ------------------------

     PROPERTY, PLANT AND EQUIPMENT
          Land                                                              2,082                               874
          Buildings                                                        26,805                            19,588
          Machinery and equipment                                          52,540                            44,329
          Furniture and fixtures                                            4,819                             3,944
                                                                 ------------------------         ------------------------
          Total property, plant & equipment                                86,246                            68,735
          Less:  accumulated depreciation                                  37,017                            31,285
                                                                 ------------------------         ------------------------
          Net property, plant & equipment                                  49,229                            37,450
                                                                 ------------------------         ------------------------
     Total assets                                                    $    105,227                     $     102,085
                                                                 ========================         ========================

     LIABILITIES AND STOCKHOLDERS' EQUITY
     CURRENT LIABILITIES
          Revolving credit facility                                  $          -                     $       5,356
          Current maturities of long-term debt                                108                                 -
          Accounts payable                                                 12,882                            11,553
          Accrued liabilities                                              15,069                            12,357
                                                                 ------------------------         ------------------------
     Total current liabilities                                             28,059                            29,266
                                                                 ------------------------         ------------------------
     LONG-TERM DEBT, LESS CURRENT MATURITIES                                  167                                 -
                                                                 ------------------------         ------------------------
     DEFERRED TAX LIABILITY                                                 5,830                             5,391
                                                                 ------------------------         ------------------------

     STOCKHOLDERS' EQUITY
          Preferred Stock, $.001 par, 5,000,000 shares
              authorized, no shares issued                                      -                                 -
          Common Stock, $.004 par, 50,000,000 shares
              authorized, and 12,349,583 and 12,519,733
              issued and outstanding at December 31, 2004,
              and December 31, 2003, respectively                              49                                50

          Additional paid-in capital                                            -                                 -
          Accumulated other comprehensive loss, net of tax                    247                                 -
          Retained earnings                                                70,875                            67,378
                                                                 ------------------------         ------------------------
     Total stockholders' equity                                            71,171                            67,428
                                                                 ------------------------         ------------------------
     Total liabilities and stockholders' equity                      $    105,227                     $     102,085
                                                                 ========================         ========================


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

                                   AAON, Inc.
                      Consolidated Statements of Cash Flows
                                   (unaudited)
                                                                                Twelve Months                 Twelve Months
                                                                                    Ended                         Ended
                                                                                Dec. 31, 2004                 Dec. 31, 2003
                                                                          --------------------------------------------------------
                                                                                              (in thousands)
OPERATING ACTIVITIES
     Net income                                                                 $       7,521                 $      14,227
       Adjustments to reconcile net income to net
       cash provided by operating activities:
         Depreciation                                                                   5,732                         5,435
         Provision for losses on accounts receivable                                      521                           467
       Provision for excess and obsolete inventories, net                                   -                            50
       (Gain)/Loss on disposition of assets                                                 4                           (28)
       Deferred income taxes                                                              434                         1,957
       Changes in assets and liabilities, net of effects of acquisition:
                Accounts receivable                                                    (4,002)                         (714)
                Inventories                                                              (698)                       (5,423)
                Prepaid expenses                                                        2,175                        (2,054)
                Accounts payable                                                        1,329                         3,135
                Accrued liabilities                                                     3,143                          (583)
                                                                          --------------------------------------------------------
     Net cash provided by operating activities                                         16,159                        16,469

INVESTING ACTIVITIES
     Cash paid for acquisition                                                         (1,778)                            -
     Proceeds from sale of property, plant and equipment                                   13                            74
     Proceeds from matured certificate of deposit                                      10,000                             -
     Investment in certificate of deposit                                              (3,000)                            -
     Capital expenditures                                                             (16,976)                       (7,700)
                                                                          --------------------------------------------------------
     Net cash used in investing activities                                            (11,741)                       (7,626)

FINANCING ACTIVITIES
     Borrowings under revolving credit facility                                        45,471                        33,742
     Payments under revolving credit facility                                         (50,827)                      (31,952)
     Stock options exercised                                                              478                           402
     Repurchase of stock                                                               (4,979)                       (9,920)
                                                                          --------------------------------------------------------
     Net cash used in financing activities                                             (9,857)                       (7,728)
                                                                          --------------------------------------------------------
Effect of exchange rate on cash                                                           247                             -
                                                                          --------------------------------------------------------
Net decrease in cash and cash equivalents                                              (5,192)                        1,115
                                                                          --------------------------------------------------------
Cash and cash equivalents, beginning of year                                            6,186                         5,071
                                                                          --------------------------------------------------------
Cash and cash equivalents, end of year                                          $         994                 $       6,186
                                                                          ========================================================


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